Exhibit 10.52

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (this “Agreement”) is made and entered into as of October 22, 2015, by and between the funds listed on the signature pages hereof (each, a “Holder”) and Warren Resources, Inc., a Maryland corporation (the “Company”).

RECITALS:

WHEREAS, the Holders beneficially own certain 9.00% Senior Notes due 2022 (the “Existing Notes”) issued by the Company under the Indenture (the “Indenture”) dated as of August 11, 2014, among the Company, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee (the “Trustee”);

WHEREAS, the parties hereto desire to have, pursuant to the terms and conditions set forth herein, the Holders exchange (the “Exchange”) certain of the Existing Notes (including accrued and unpaid interest on such Existing Notes) for (i) loans (“Converted Term Loans”) under the Second Lien Credit Agreement to be dated on or about the date hereof among the Company, the Holders and the other financial institutions or other entities from time to time parties thereto, and Cortland Products Corp., as administrative agent (the “Credit Agreement”) and (ii) an aggregate of 4,000,000 shares of common stock, $0.0001 par value, of the Company (the “Common Shares”); and

WHEREAS, simultaneously with the consummation of the Exchange, the Holders will make additional New Term Loans (as defined in the Credit Agreement) under the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, agreements and understandings contained herein and intending to be legally bound, the parties hereto hereby agree as follows:

AGREEMENT:

On and subject to the terms hereof, the parties hereto agree as follows:

Article I:  Exchange of the Existing Notes for Converted Term Loans and Common Shares

Subject to the terms set forth in this Agreement, at the Closing (as defined herein), each Holder agrees to exchange and deliver to the Company the aggregate principal amount of the Existing Notes (including the rights to the accrued and unpaid interest on such Existing Notes) specified opposite such Holder’s name under the captions “Principal Amount of Existing Notes” and “Accrued Interest on Existing Notes” in the table on Exhibit A (the exchanged Existing Notes, collectively the “Conversion Notes”) and in exchange therefor each Holder will receive (a) Converted Term Loans in the principal amount specified opposite such Holder’s name under the caption “Principal Amount of Converted Term Loans Received in Exchange for Existing Notes and Accrued Interest” in the table on Exhibit A, and (b) the number of Common Shares specified opposite such Holder’s name under the caption “Issued Common Shares” in the table on Exhibit A (collectively, the “Issued Common Shares”).

The closing of the Exchange (the “Closing”) shall occur on the Closing Date (as defined in the Credit Agreement). At the Closing, (a) each Holder shall deliver or cause to be delivered, through The Depository Trust Company’s (“DTC”) Deposit/Withdrawal at Custodian system, or by other due and proper agreements or instruments of transfer reasonably acceptable to the Company, all right, title and interest in and to its Conversion Notes (and no other consideration) free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto (collectively, “Liens”), and (b) the “Commitment Annex” to the Credit Agreement shall reflect Converted Term Loans in an amount equal to the aggregate principal amount specified under the caption “Aggregate Principal Amount of Converted Term Loans Received” in the table on Exhibit A. The Holders acknowledge that following the Closing they will not be entitled to any accrued and unpaid interest on the Conversion Notes. Upon consummation of the Exchange, the Company shall promptly take such actions as are required under the Indenture to cancel, or to cause the Trustee to cancel, the Conversion Notes.

The settlement of the Issued Common Shares to be issued to each Holder at Closing shall be by delivery by electronic book-entry at American Stock Transfer and Trust Co., the Company’s transfer agent and registrar, and registered in such Holder’s name, address and tax identification number as set forth on Exhibit A.

Article II:  Covenants, Representations and Warranties of the Holders

Each Holder hereby covenants (solely as to itself) as follows, and makes the following representations and warranties (solely as to itself), each of which is and shall be true and correct on the date hereof and at the Closing, to the Company, and all such covenants, representations and warranties shall survive the Closing.

Section 2.1            Power and Authorization. Such Holder has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Exchange contemplated hereby. With respect to each Holder, Exhibit A hereto is a true, correct and complete list of (i) the name of each Holder, (ii) the principal amount of such Holder’s Conversion Notes and (iii) the DTC Participant holding such Holder’s Conversion Notes.

Section 2.2            Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by such Holder and constitutes a legal, valid and binding obligation of such Holder, enforceable against such Holder in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”). This Agreement and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (i) such Holder’s organizational documents, (ii) any agreement or instrument to which such Holder is a party or by which such Holder or any of their respective assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to such Holder.

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Section 2.3            Title to the Conversion Notes. Such Holder is the sole beneficial owner of the Conversion Notes set forth opposite its name on Exhibit A hereto. Such Holder has good and valid title to its Conversion Notes, free and clear of any Liens (other than pledges or security interests that such Holder may have created in favor of a prime broker under and in accordance with its prime brokerage agreement with such broker), and at the Closing such Holder will transfer to the Company good and valid title to its Conversion Notes, free and clear of any Liens. Such Holder has not, in whole or in part, except as described in the preceding sentence, (a) assigned, transferred, hypothecated, pledged, exchanged or otherwise disposed of any of its Conversion Notes or its rights in its Conversion Notes, or (b) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to its Conversion Notes. Upon such Holder’s delivery of its Conversion Notes to the Company pursuant to the Exchange, such Conversion Notes shall be free and clear of all Liens created by such Holder.

Section 2.4            No Finder’s Fees. Such Holder is not party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company for a brokerage commission, finder’s fee or like payment in connection with the Exchange.

Section 2.5            Sophisticated Party. Such Holder is sophisticated in transactions of this type and capable of evaluating the merits and risks of the transactions contemplated hereby and has the capacity to protect its own interests. Such Holder has retained its own advisors and counsel, each of which is sophisticated in transactions of this type and capable of evaluating the merits and risks of the transactions contemplated hereby, in connection with the negotiation of and entry into this Agreement.

Section 2.6            Investment Purpose. Such Holder is an “accredited investor,” as such term is defined in Regulation D of the Securities Act of 1933, as amended (the “Securities Act”). Such Holder is acquiring the Issued Common Shares solely for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof in any transaction in violation of the federal or state securities laws. Such Holder understands that the Issued Common Shares have not been registered under the Securities Act or applicable state securities laws by reason of a specific exemption from the registration provisions of the Securities Act and applicable state securities laws, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Holder’s representations as expressed herein. Such Holder understands that the Company is relying, in part, upon the representations and warranties contained in this Section 2.6 for the purpose of determining whether this transaction meets the requirements for such exemption.

Section 2.7            Securities Acknowledgment. Such Holder understands that at Closing, the Issued Common Shares will be characterized as “restricted securities” under federal securities laws and that under such laws and applicable regulations the Issued Common Shares cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom. To the extent physical certificates are issued representing the Issued Common Shares, it is understood that such certificates will bear a legend in substantially the following form: “THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR

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HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER AND, IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT OR THE ISSUER HAS RECEIVED DOCUMENTATION REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER SUCH ACT.”

Article III:  Covenants, Representations and Warranties of the Company

The Company hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Holders, and all such covenants, representations and warranties shall survive the Closing.

Section 3.1            Power and Authorization. The Company is duly organized and existing under the laws of the State of Maryland and in good standing, and has the power and authority to execute and deliver this Agreement, to perform its obligations hereunder and thereunder, and to consummate the Exchange contemplated hereby.

Section 3.2            Valid and Enforceable Agreements; No Violations. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. This Agreement and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (i) the charter or the by-laws of the Company (the “Governing Documents”), (ii) any agreement or instrument to which the Company is a party or by which any of its assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company. True, correct and complete copies of the Company’s Governing Documents as in effect on the date hereof are available electronically on the Securities and Exchange Commission’s website (at the address www.sec.gov) or have otherwise been provided to the Holders prior to the Closing Date, including any and all documents setting forth the terms of, restrictions on or otherwise affecting the Issued Common Shares.

Section 3.3            Capitalization of the Company. The Issued Common Shares, when issued and delivered to the Holders pursuant to the terms of this Agreement, will be duly authorized and validly issued in accordance with all applicable laws and the Company’s Governing Documents and will be validly issued, fully paid and nonassessable. Except as expressly set forth in this Agreement and Company’s Governing Documents: (i) none of the Issued Common Shares is entitled or subject to, or will be issued in violation of, any preemptive right, right of repurchase or forfeiture, right of participation, right of maintenance or any similar right; and (ii) none of the Issued Common Shares is subject to any right of first refusal.

Section 3.4            Issuance of the Issued Common Shares. The Company has authorized the sale and issuance of the Issued Common Shares to the Holders, upon the terms and conditions set forth herein.

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Section 3.5            Financial Condition of the Company. After giving effect to the Exchange and the making of new loans under the Credit Agreement on the Closing Date (as defined in the Credit Agreement): the Company and its subsidiaries project adequate liquidity from operations, cash on hand, and the proceeds of asset sales and borrowings to pay their debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, at least through June 30, 2016. As of the Closing Date, the Company has no present intention to file a petition as a debtor under the United States Bankruptcy Code and has taken no steps to authorize such a filing or prepare pleadings or documents for such a filing.

Article IV:  Conditions to Obligations of the Holders

The obligations of the Holders hereunder to consummate the Exchange in accordance with the provisions herein are subject to the satisfaction at or prior to the Closing of the following conditions:

Section 4.1            Representations and Warranties. The representations and warranties of the Company (i) set forth in Article III shall be true, correct and complete as of the date of this Agreement and as of the Closing Date and (ii) set forth in Article 3 of the Credit Agreement shall be true, correct and complete in all material respects on and as of the Closing Date, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date.

Section 4.2            Credit Agreement. A counterpart to the Credit Agreement, dated as of the Closing Date and otherwise in the form satisfactory to the Holders, shall have been duly executed on behalf of the Company by a duly authorized executive officer of the Company and the conditions in Article 7 thereunder shall have been satisfied.

Section 4.3            Opinions of Counsel. Counsel to the Company shall have furnished to the Holders their written opinions, dated the date hereof and addressed to the Holders, in form and substance reasonably satisfactory to the Holders.

Section 4.4            Listing of Common Shares. The Common Shares shall be listed or quoted on the NASDAQ Global Market on the Closing Date.

Section 4.5            Registration Rights Agreement. A counterpart to the Registration Rights Agreement, dated as of the Closing Date and substantially in the form of Exhibit B attached hereto, shall have been duly executed on behalf of the Company by a duly authorized executive officer of the Company.

Section 4.6            Other Deliverables. The Company shall have furnished to the Holders such further information, certificates and documents as the Holders may reasonably request, including, without limitation, those set forth on the closing checklist delivered in connection herewith.

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Article V:  Conditions to Obligations of the Company

The obligations of the Company hereunder to consummate the Exchange in accordance with the provisions herein are subject to the satisfaction at or prior to the Closing of the following conditions:

Section 5.1            Representations and Warranties. The representations and warranties of the Holders set forth in Article II shall be true, correct and complete as of the date of this Agreement and as of the Closing Date.

Section 5.2            Credit Agreement. A counterpart to the Credit Agreement, dated as of the Closing Date and otherwise in the form satisfactory to the Company, shall have been duly executed on behalf of the Holders and the administrative agent thereunder.

Section 5.3            Other  Deliverables.  Each  Holder  shall  have  complied  with  its  obligations under Article I.

Article VI:  Miscellaneous

Section 6.1            Entire Agreement. This Agreement and any documents and agreements executed in connection with the Exchange, including the Credit Agreement, embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents, and is not intended to confer upon any person any rights or remedies hereunder other than the parties hereto.

Section 6.2            Construction. References in the singular shall include the plural, and vice versa, unless the context otherwise requires. Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof. Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.

Section 6.3            Governing Law; Jurisdiction. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to its choice of law rules. All actions or proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any federal court of the United States of America sitting in the City of New York, Borough of Manhattan; provided, however, that if such federal court does not have jurisdiction over such action or proceeding, such action or proceeding shall be heard and determined exclusively in any state court sitting in the City of New York, Borough of Manhattan. Consistent with the preceding sentence, the parties hereto hereby (a) submit to the exclusive jurisdiction of any federal or state court sitting in City of New York, Borough of Manhattan, for the purpose of any action or proceeding arising out of or relating to this Agreement brought by any party hereto and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such action or proceeding, any claim

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that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the action or proceeding is brought in an inconvenient forum, that the venue of the action or proceeding is improper, or that this Agreement or the transactions contemplated by this Agreement may not be enforced in or by any of the above-named courts.

Section 6.4            Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 6.5            Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Any counterpart or other signature hereon delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

[Signature Page Follows]

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IN WITNESS WHEREOF, each of the undersigned has caused this Exchange Agreement to be duly executed and delivered as of the date first above written.

WARREN RESOURCES, INC.

By:	/s/ Stewart P. Skelly
Name:	Stewart P. Skelly
Title:	Vice President and Chief Financial Officer

CLAREN ROAD CREDIT MASTER FUND, LTD.

By:	/s/ Albert Marino
Name:	Albert Marino
Title:	Director

CLAREN ROAD CREDIT OPPORTUNITIES MASTER FUND, LTD.

By:	/s/ Albert Marino
Name:	Albert Marino
Title:	Director

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EXHIBIT A

SCHEDULE OF HOLDERS

Name and Address of Holder	Address	DTC Participant	Participant or Custodian Number	Principal Amount of Existing Notes	Accrued Interest on Existing Notes	Principal Amount of Converted Term Loans Received in Exchange for Existing Notes and Accrued Interest	Issued Common Shares

Claren Road Credit Master Fund, Ltd.	c/o Claren Road Asset Management, LLC 51 Astor Place, 12th Floor New York, NY 10003	JP Morgan Clearing Corp	# 352	$36,886,000	$746,942	$24,046,946	2,400,000

Claren Road Credit Master Fund, Ltd.		Goldman, Sachs & Co.	# 005	$1,000,000	$20,250

Claren Road Credit Opportunities Master Fund, Ltd.	c/o Claren Road Asset Management, LLC 51 Astor Place, 12th Floor New York, NY 10003	JP Morgan Clearing Corp	# 352	$24,258,000	$491,224	$16,031,720	1,600,000

Claren Road Credit Opportunities Master Fund, Ltd.		Goldman, Sachs & Co.	# 005	$1,000,000	$20,250

Total				$63,144,000	$1,278,666	$40,078,666	4,000,000

EXHIBIT B

FORM OF REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is executed as of the     day of          , 2015 (the “Execution Date”), and is among Warren Resources, Inc., a Maryland corporation (the “Company”) and the funds listed on the signature pages hereof (the “Funds”). Each of the Funds and the Company are each referred to as a “Party” and collectively referred to as the “Parties.”

WHEREAS, this Agreement is made in connection with the closing of the transactions contemplated by the Exchange Agreement, dated          , 2015 by and among the Funds and the Company (the “Exchange Agreement”), and the issuance of an aggregate of 4,000,000 shares of Common Stock (the “Stock Consideration”) to the Funds on the Closing Date pursuant to the Exchange Agreement;

WHEREAS, the Company has agreed to provide the registration and other rights set forth in this Agreement for the benefit of the Funds; and

WHEREAS, it is a condition to the obligations of the Company and the Funds under the Exchange Agreement that this Agreement be executed and delivered.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each Party hereto, the Parties hereby agree as follows:

1.                                      Defined Terms. Capitalized terms used in this Agreement and not defined herein shall have the meanings ascribed to such terms in the Exchange Agreement. As used in this Agreement, the following terms have the meanings indicated:

“Affiliate” of any specified Person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified Person. For purposes of this definition, control of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined under Rule 405.

“Board” means the board of directors of the Company.

“Business Day” means any day other than a Saturday, Sunday, any federal holiday or any day on which banking institutions in the State of New York are authorized or required by law or governmental action to close.

“Citrus Holders” means any holder of Citrus Registrable Securities.

“Citrus Registrable Securities” means Registrable Securities under (and as such terms are defined in) the Citrus Registration Rights Agreement.

“Citrus Registration Rights Agreement” means that certain registration rights agreement, made as of August 11, 2014, by and between the Company and Citrus Energy Corporation.

“Commission” means the Securities and Exchange Commission or any other federal agency then administering the Securities Act or Exchange Act.

“Common Stock” means common stock, par value $0.0001 per share, of the Company.

“Common Stock Price” means $0.50 per share.

“Company” has the meaning set forth in the preamble to this Agreement.

“Company Indemnified Persons” has the meaning set forth in Section 5(b).

“Company Securities” means any equity interest of any class or series in the Company.

“Effective Date” means the time and date that a Registration Statement is first declared effective by the Commission or otherwise becomes effective.

“Effectiveness Period” has the meaning set forth in Section 2(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Exchange Agreement” has the meaning set forth in the recitals to this Agreement.

“Execution Date” has the meaning set forth in the preamble to this Agreement.

“Funds” has the meaning set forth in the preamble to this Agreement.

“Holder” means (i) each of the Funds until such Fund ceases to hold any Registrable Securities and (ii) any holder of Registrable Securities to whom registration rights conferred by this Agreement have been transferred in compliance with Section 6(f) hereof; provided that any Person referenced in clause (ii) shall be a Holder only if such Person agrees in writing to be bound by and subject to the terms set forth in this Agreement.

“Holder Indemnified Persons” has the meaning set forth in Section 5(a).

“Losses” has the meaning set forth in Section 5(a).

“Party” and “Parties” have the meanings set forth in the preamble to this Agreement.

“Person” means an individual or group, corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Piggyback Notice” has the meaning set forth in Section 2(b).

“Piggyback Registration” has the meaning set forth in Section 2(b).

“Piggyback Request” has the meaning set forth in Section 2(b).

“Preferred Holders” means any holder of Preferred Registrable Securities.

“Preferred Registrable Securities” means Registrable Securities under (and as such terms are defined in) the Preferred Registration Rights Agreement.

“Preferred Registration Rights Agreement” means that certain registration rights agreement, made as of December 12, 2002, by and between the Company and the holders of the Company’s Preferred Stock.

“Preferred Stock” means the Company’s 8% cumulative convertible preferred stock.

“Proceeding” means any action, claim, suit, proceeding or investigation (including a preliminary investigation or partial proceeding, such as a deposition) pending or, to the knowledge of the Company, to be threatened.

“Prospectus” means the prospectus included in a Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A, Rule 430B or Rule 430C promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means the Shares; provided, however, that any Registrable Security will cease to be a Registrable Security (a) when a registration statement covering such Registrable Security becomes or has been declared effective by the Commission and such Registrable Security has been sold or disposed of pursuant to such effective registration statement; (b) when such Registrable Security is eligible to be sold or disposed of (excluding transfers or assignments by a Holder to an Affiliate) pursuant to Rule 144 (or any successor or similar provision adopted by the Commission then in effect) under the Securities Act without volume or manner-of-sale restrictions and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1), as set forth in a written opinion letter to such effect, addressed, delivered and reasonably acceptable to the applicable transfer agent and the holders of such securities; or (c) when such Registrable Security has been sold or disposed of in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities pursuant to Section 6(f) hereof.

“Registration Expenses” has the meaning set forth in Section 4.

“Registration Statement” means a registration statement in the form required to register the resale of the Registrable Securities under the Securities Act and other applicable law, and including any Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre-and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement, and includes, for the avoidance of doubt, the Shelf Registration Statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act.

“Rule 405” means Rule 405 promulgated by the Commission pursuant to the Securities Act.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder.

“Shares” means the Stock Consideration and any other equity interests of the Company or equity interests in any successor of the Company issued in respect of such Stock Consideration by reason of or in connection with any stock dividend, stock split, combination, reorganization, recapitalization, conversion to another type of entity or similar event involving a change in the capital structure of the Company.

“Stock Consideration” has the meaning set forth in the recitals to this Agreement.

“Suspension Notice” has the meaning set forth in Section 6(b).

“Suspension Period” has the meaning set forth in Section 6(b).

“Trading Market” means the principal national securities exchange on which Registrable Securities are listed.

“VWAP” means, as of a specified date and in respect of Registrable Securities, the volume weighted average price for such security on the Trading Market with respect to the Registrable Securities for the five (5) trading days immediately preceding, but excluding, such date.

“WKSI” means a “well known seasoned issuer” as defined under Rule 405.

Unless the context requires otherwise: (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms; (b) references to Sections refer to Sections of this Agreement; (c) the terms “include”, “includes”, “including” or words of like import shall be deemed to be followed by the words “without limitation”; (d) the terms “hereof”, “herein” or “hereunder” refer to this Agreement as a whole and not to any particular provision of this Agreement; (e) unless the context otherwise requires, the term “or” is not exclusive and shall have the inclusive meaning of “and/or”; (f) defined terms herein will apply equally to both the singular and plural forms and derivative forms of defined terms will have correlative meanings; (g) references to any law or statute shall include all rules and regulations promulgated thereunder, and references to any law or statute shall be construed as including any legal and statutory provisions consolidating, amending, succeeding or replacing the applicable law or statute; (h) references to any Person include such Person’s successors and permitted assigns; and (i) references to “days” are to calendar days unless otherwise indicated.

2.                                      Registration.

(a)                                 Shelf Registration.

(i)                                     No later than 30 days following the Closing Date, the Company shall use its reasonable best efforts to prepare and file a registration statement under the Securities Act to permit the public resale of all Registrable Securities from time to time as permitted by Rule 415 (or any successor or similar provision adopted by the Commission then in effect) under the Securities Act, on the terms and conditions specified in this Section 2(a)(i) (a “Shelf Registration Statement”). The Shelf Registration Statement filed with the Commission pursuant to this Section 2(a)(i) shall be on Form S-3 (or such successor form thereto permitting shelf registration of securities under the Securities Act), and if the Company becomes a WKSI, the Shelf Registration Statement shall be effected pursuant to an Automatic Shelf Registration Statement, which shall be on Form S-3 or any equivalent or successor form under the Securities Act (if available to the Company), covering the Registrable Securities, which shall contain a prospectus in such form as to permit any Holder to sell its Registrable Securities pursuant to Rule 415 (or any successor or similar rule adopted by the Commission then in effect) under the Securities Act at any time beginning on the effective date thereof. The Company shall use its reasonable best efforts to cause the Shelf Registration Statement filed pursuant to this Section 2(a)(i) to become or be declared effective 90 days after the Closing Date. The Shelf Registration Statement shall provide for the resale pursuant to any method or combination of methods legally available to, and requested by, the Holders of Registrable Securities covered by such Shelf Registration Statement. During the Effectiveness Period, the Company shall use its reasonable best efforts to cause such Shelf Registration Statement filed pursuant to this Section 2(a)(i) to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Shelf Registration Statement is available or, if not available, that another registration statement is available for the resale of the Registrable Securities until all Registrable Securities have ceased to be Registrable Securities (the “Effectiveness Period”). The Shelf Registration Statement when effective (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained in such Shelf Registration Statement, in the light of the circumstances under which a statement is made). As soon as practicable following the date that the Shelf Registration Statement becomes effective, but in any event within two (2)

Business Days of such date, the Company shall provide the Holders with written notice of the effectiveness of the Shelf Registration Statement.

(ii)                                  In the event a Holder transfers Registrable Securities included on the Shelf Registration Statement and such Registrable Securities remain Registrable Securities following such transfer, at the request of such Holder, the Company shall amend or supplement such Shelf Registration Statement as may be necessary in order to enable such transferee to offer and sell such Registrable Securities pursuant to such Shelf Registration Statement; provided that in no event shall the Company be required to file a post-effective amendment to the Shelf Registration Statement unless (A) such Shelf Registration Statement includes only Registrable Securities held by the Holder, Affiliates of the Holder or transferees of the Holder or (B) the Company has received written consent therefor from whom Registrable Securities have been registered on (but not yet sold under) such Shelf Registration Statement, other than the Holder, Affiliates of the Holder or transferees of the Holder.

(b)                                 Piggyback Registration.

(i)                                     So long as a Holder has Registrable Securities, if the Company shall at any time propose to conduct a public offering of Common Stock for cash (whether in connection with a public offering of Common Stock by the Company, a public offering of Common Stock by stockholders, or both, but excluding an offering relating solely to an employee benefit plan, an offering relating to a transaction on Form S-4 or S-8 or an offering on any registration statement form that does not permit secondary sales), the Company shall promptly notify all Holders of such proposal reasonably in advance of (and in any event at least five Business Days before) the commencement of the offering (the “Piggyback Notice”). The Piggyback Notice shall offer to each Holder holding at least $1.25 million of Registrable Securities based on the VWAP of such Registrable Securities on the date of such Piggyback Notice the opportunity to include for registration in such Registration Statement the number of Registrable Securities as they may request (a “Piggyback Registration”). The Company shall use commercially reasonable efforts to include in each such Piggyback Registration such Registrable Securities for which the Company has received a written request from a Holder within three Business Days after delivery of the Piggyback Notice to such Holder (“Piggyback Request”) for inclusion therein. If a Holder decides not to include all of its Registrable Securities in any Registration Statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of Common Stock, all upon the terms and conditions set forth herein.

(ii)                                  If the Registration Statement under which the Company gives notice under this Section 2(b) is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this Section 2(b) shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If the managing underwriter or managing underwriters of such offering advise the Company and the Holders in writing that in their reasonable opinion that the inclusion of all of the Holders’ Registrable Securities in the subject Registration Statement (or any other Common Stock proposed to be included in such offering) would likely have an adverse effect in any material respect on the price, timing or distribution of Common Stock proposed to be included in such offering, the Company shall include in such offering only that number of shares of Common Stock proposed to be included in such offering that, in the reasonable opinion of the managing underwriter or managing underwriters, will not have such effect, with such number to be allocated as follows:

(A)                               If such registration statement is filed other than pursuant to a demand registration initiated by the Preferred Holders pursuant to the terms of the Preferred Registration Rights Agreement, (i) first, to the Company, (ii) if there remains availability for additional shares of Common Stock to be included in such registration, second pro rata among the Preferred Holders desiring to register Preferred Registrable Securities based on the number of Preferred Registrable Securities held by all such Preferred Holders, (iii) if there remains availability for additional shares of Common Stock to be included in such registration, third pro rata among the Citrus Holders desiring to register Citrus Registrable Securities based on the number of Citrus Registrable Securities held by all such Citrus Holders, (iv) if there remains availability for additional shares of Common Stock to be included in such registration, fourth pro rata among all Holders desiring to register Registrable Securities based on the number of Registrable Securities held by all such Holders and (v) if there remains availability for additional shares of Common Stock to be included in such registration, fifth pro-rata among all other holders of Common Stock who may be seeking to register such Common Stock based on the number of shares of Common Stock such holder is entitled to include in such registration.

(B)                               If such registration statement is filed pursuant to a demand registration initiated by the Preferred Holders pursuant to the terms of the Preferred Registration Rights Agreement, (i) first, to the Preferred Holders, (ii) if there remains availability for additional shares of Common Stock to be included in such registration, second pro rata to the Citrus Holders desiring to register Citrus Registrable Securities based on the number of Citrus Registrable Securities held by all such Citrus Holders, (iii) if there remains availability for additional shares of Common Stock to be included in such registration, third pro rata to the Holders desiring to register Registrable Securities based on the number of Registrable Securities held by all such Holders, and (iv) if there remains availability for additional shares of Common Stock to be included in such registration, fourth pro-rata among all other holders of Common Stock who may be seeking to register such Common Stock based on the number of shares of Common Stock such holder is entitled to include in such registration.

If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter(s) delivered on or prior to the time of the commencement of such offering. Any Registrable Securities withdrawn from such underwriting shall be excluded and withdrawn from the registration.

(iii)                               The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2(b) at any time in its sole discretion whether or not any Holder has elected to include Registrable Securities in such Registration Statement. Unless otherwise agreed to by a Holder with the Company, any Holder that has elected to include Registrable Securities in a Piggyback Registration shall have the right to withdraw such Holder’s request for inclusion of such Holder’s Registrable Securities in such offering by giving written notice to the Company of such withdrawal at or prior to the time of pricing of such offering. The registration expenses of such withdrawn registration shall be borne by the Company in accordance with Section 4 hereof.

(iv)                              The rights of the Holders under this Section 2(b) shall terminate upon such Holder (together with its Affiliates) ceasing to hold at least $1.25 million of Registrable Securities based on the Common Stock Price.

3.                                      Registration Procedures.

The procedures to be followed by the Company and each Holder electing to sell Registrable Securities in a Registration Statement pursuant to this Agreement, and the respective rights and obligations of the Company and such Holders, with respect to the preparation, filing and effectiveness of such Registration Statement, are as follows:

(a)                                 In connection with the Shelf Registration Statement, the Company will at least five Business Days prior to the anticipated filing of the Shelf Registration Statement and any related Prospectus or any amendment or supplement thereto (other than, after effectiveness of the Shelf Registration Statement, any filing made under the Exchange Act that is incorporated by reference into the Registration Statement), (i) furnish to such Holders copies of all such documents prior to filing and (ii) use commercially reasonable efforts to address in each such document when so filed with the Commission such comments as such Holders reasonably shall propose prior to the filing thereof.

(b)                                 In connection with a Piggyback Registration, the Company will at least five days prior to the anticipated filing of the initial Registration Statement that identifies the Holders and any related Prospectus or any amendment or supplement thereto (other than amendments and supplements that do not materially alter the previous disclosure or do nothing more than name Holders and provide information with respect thereto), (i) furnish to such Holders copies of all Registration Statements that identify the Holders and any related Prospectus or any amendment or supplement thereto (other than amendments and supplements that do not materially alter the previous disclosure or do nothing more than name Holders and provide information with respect thereto) prior to filing and (ii) use commercially reasonable efforts to address in each such document when so filed with the Commission such comments as such Holders reasonably shall propose prior to the filing thereof.

(c)                                  The Company will use commercially reasonable efforts to as promptly as reasonably practicable (i) prepare and file with the Commission such amendments, including post-effective amendments, and supplements to each Registration Statement and the Prospectus used in connection therewith as may be necessary under applicable law to keep such Registration Statement continuously effective with respect to the disposition of all Registrable Securities covered thereby for its Effectiveness Period and, subject to the limitations contained in this Agreement, prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities held by the Holders; (ii) cause the related Prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and

(iii) respond to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably practicable provide such Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to such Holders as selling Holders but not any comments that would result in the disclosure to such Holders of material and non-public information concerning the Company.

(d)                                 The Company will comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statements and the disposition of all Registrable Securities covered by each Registration Statement.

(e)                                  The Company will notify such Holders who are included in a Registration Statement as promptly as reasonably practicable: (i) (A) when a Prospectus or any prospectus supplement or post-effective amendment to a Registration Statement in which such Holder is included has been filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (in which case the Company shall provide true and complete copies thereof and all written responses thereto to each of such Holders that pertain to such Holders as selling Holders); and (C) with respect to each such Registration Statement or any post-effective amendment thereto, when the same has been declared effective; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Registration Statement or Prospectus or for additional information that pertains to such Holders as sellers of Registrable Securities; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, however, that no notice by the Company shall be required pursuant to this clause (v) in the event that the Company either promptly files a prospectus supplement to update the Prospectus or a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into the Registration Statement, which in either case, contains the requisite information that results in such Registration Statement no longer containing any untrue statement of material fact or omitting to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading).

(f)                                   The Company will use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as reasonably practicable, or if any such order or suspension is made effective during any Suspension Period, as promptly as reasonably practicable after such Suspension Period is over.

(g)                                  During the Effectiveness Period, the Company will furnish to each such Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Holder (including those incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company will not have any obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.

(h)                                 The Company will promptly deliver to each Holder, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) authorized by the Company for use and each amendment or supplement thereto as such Holder may reasonably request during the Effectiveness Period. Subject to the terms of this Agreement, the Company consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(i)                                     Unless any Registrable Securities shall be in book-entry form only, the Company will cooperate with such Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free of all restrictive legends indicating that the Registrable Securities are unregistered or unqualified for resale under the Securities Act, Exchange Act or other applicable securities laws, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request in writing.

(j)                                    Upon the occurrence of any event contemplated by Section 3(e)(v), subject to this Section 3(j), as promptly as reasonably practicable, the Company will prepare a supplement or amendment, including a post-effective amendment, if required by applicable law, to the affected Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k)                                 The Company will use its reasonable best efforts to cause the Registrable Securities to be listed on the principal national securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed, on another national securities exchange selected by the Company in its sole discretion, subject to the Company meeting the listing requirements of such exchange.

4.                                      Registration Expenses. All reasonable Registration Expenses, as determined in good faith by the Company, incident to the Parties’ performance of or compliance with their respective obligations under this Agreement (excluding any Selling Expenses) shall be borne by the Company, whether or not any Registrable Securities are sold pursuant to a Registration Statement. “Registration Expenses” shall include, without limitation, (i) all registration and filing fees (including fees and expenses (A) with respect to filings required to be made with the Trading Market and (B) in compliance with applicable state securities or “Blue Sky” laws or fees of the Financial Industry Regulatory Authority, Inc.), (ii) printing expenses (including expenses of printing certificates for Company Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by a Holder of Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel, auditors, independent engineers and accountants for the Company, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance, (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, but not limited to, fees of transfer agents and registrars, and (vi) all expenses relating to marketing the sale of the Registrable Securities, including expenses related to conducting a “road show.” In addition, the Company shall be responsible for all of its expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including expenses payable to third parties and including all salaries and expenses of their officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on the Trading Market. Notwithstanding the foregoing, the Company shall not be responsible for the legal fees incurred by Holders in connection with the exercise of such Holders’ rights hereunder, and each Selling Holder shall pay its pro rata share of all Selling Expenses in connection with any sale of its Registrable Securities hereunder.

5.                                      Indemnification.

(a)                                 The Company shall indemnify and hold harmless each Holder, its officers and directors and any Person who controls any such Holder (within the meaning of the Securities Act) and any agent thereof (collectively, the “Holder Indemnified Persons”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, joint or several, costs (including reasonable costs of preparation and reasonable attorneys’ fees) and expenses, judgments, fines, penalties, interest, settlements or other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Indemnified Person may be involved, or is threatened to be involved, as a party or otherwise, under the Securities Act or otherwise (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in (which, for the avoidance of doubt, includes documents incorporated by reference in) any Registration Statement under which any Registrable Securities were registered, in any preliminary prospectus (if the Company authorized the use of such preliminary prospectus prior to the Effective Date), or in any summary or final prospectus or free writing prospectus (if such free writing prospectus was authorized for use by the Company) or in any amendment or supplement thereto (if used during the period the Company is required to keep the Registration Statement current), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading; provided, however, that the Company shall not be liable to any Holder Indemnified Person to the extent that any such claim arises out of, is based upon or results from an untrue or alleged untrue statement or omission or alleged omission made in such Registration Statement, such preliminary, summary or final prospectus or free writing prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder Indemnified Person or any underwriter specifically for use in the preparation thereof. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. Notwithstanding anything to the contrary herein, this Section 5 shall survive any termination or expiration of this Agreement indefinitely.

(b)                                 In connection with any Registration Statement in which a Holder participates, such Holder shall indemnify and hold harmless the Company, its Affiliates and each of their respective officers, directors and any Person who controls the Company (within the meaning of the Securities Act) and any agent thereof (collectively, the “Company Indemnified Persons”), to the fullest extent permitted by applicable law, from and against any and all Losses as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any such Registration Statement, in any preliminary prospectus (if used prior to the Effective Date of such Registration Statement), or in any summary or final prospectus or free writing prospectus or in any amendment or supplement thereto (if used during the period the Company is required to keep the Registration Statement current), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading, but only to the extent that the same are made in reliance and in conformity with information relating to the Holder furnished in writing to the Company by such Holder specifically for use therein; provided, however, that the liability of each such Holder shall not be greater in amount than the dollar amount of the proceeds (net of any Selling Expenses) received by such Holder from the sale of the Registrable Securities giving rise to such indemnification.

(c)                                  Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. Failure to give prompt written notice shall not release the indemnifying party from its obligations hereunder.

(d)                                 If the indemnification provided for in this Section 5 is held by a court or government agency of competent jurisdiction to be unavailable to any indemnified party or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of such indemnified party on the other in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no event shall such Holder be required to contribute an aggregate amount in excess of the dollar amount of proceeds (net of Selling Expenses) received by such Holder from the sale of Registrable Securities giving rise to such indemnification. The relative fault of the indemnifying party on the one hand and the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating, defending or resolving any Loss that is the subject of this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e)                                  Other Indemnification. The provisions of this Section 5 shall be in addition to any other rights to indemnification or contribution that an indemnified party may have pursuant to law, equity, contract or otherwise.

6.                                    Miscellaneous.

(a)                                 Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

(b)                                 Discontinued Disposition. Each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in clauses (ii) through (v) of Section 3(e) (a “Suspension Notice”), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemental Prospectus or amended Registration Statement as contemplated by Section 3(j) or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement (a “Suspension Period”). The Company may provide appropriate stop orders to enforce the provisions of this Section 6(b).

(c)                                  Recapitalization, Exchanges, Etc. Affecting the Shares. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, splits, recapitalizations, pro rata distributions of securities and the like occurring after the date of this Agreement

(d)                                 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

(i)                                     make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144 (or any successor or similar provision adopted by the Commission then in effect) under the Securities Act, at all times from and after the date hereof;

(ii)                                  use its reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at all times from and after the date hereof; and

(iii)                               so long as a Holder owns any Registrable Securities, furnish, unless otherwise available electronically at no additional charge via the Commission’s EDGAR system, to such Holder forthwith upon request a copy of the most recent annual or quarterly report of the Company, and such other reports and documents as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

(e)                                  Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and the Holders of at least a majority of the outstanding Registrable Securities as of the date of such amendment or waiver. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

(f)                                   Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns. Except as provided in this Section 6(f), this Agreement, and any rights or obligations hereunder, may not be assigned without the prior written consent of the Company and the Holders. Notwithstanding anything in the foregoing to the contrary, the rights of a Holder pursuant to this Agreement with respect to all or any portion of its Registrable Securities may be assigned without such consent (but only with all related obligations) with respect to such Registrable Securities (and any Registrable Securities issued as a dividend or other distribution with respect to, in exchange for or in replacement of such Registrable Securities) by such Holder to a transferee of such Registrable Securities; provided (i) the

Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the Registrable Securities with respect to which such registration rights are being assigned and (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms set forth in this Agreement. The Company may not assign its rights or obligations hereunder without the prior written consent of the Funds (to the extent such Fund(s) is currently a Holder).

(g)                                  Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the Parties shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the Parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(h)                                 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

(i)                                     Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(j)                                    Limitation on Subsequent Registration Rights. From and after the date hereof, the Company shall not, without the prior written consent of the Holders of at least a majority of the then outstanding Registrable Securities, enter into any agreement with any current or future holder of any securities of the Company that would allow such current or future holder to require the Company to include securities in any registration statement filed by the Company on a basis other than expressly subordinate to the rights of, the Holders of Registrable Securities hereunder.

(k)                                 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to the choice of law provisions thereof. Each of the Parties irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in the Borough of Manhattan in the City of New York and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each Party anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the Parties irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND

REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(l)                                     Notices. All notices and communications required or permitted to be given hereunder shall be in writing and shall be delivered personally, or sent by bonded overnight courier, or mailed by U.S. Express Mail or by certified or registered United States Mail with all postage fully prepaid, or sent by electronic mail (“email”) transmission (provided that a receipt of such email is requested and received), addressed to the appropriate Party at the address for such Party shown below or at such other address as such Party shall have theretofore designated by written notice delivered to the Party giving such notice:

If to the Company:		Warren Resources, Inc. 34th Floor
1114 Avenue Of The Americas
New York, New York 10036
Attention: Saema Somalya, General Counsel
Email: ssomalya@warrenresources.com

If to the Funds:		Claren Road Asset Management LLC
51 Astor Place, 12th Floor
New York, NY 10003
Phone: 212-888-1433
Attention: Albert Marino
	Email:	marino@clarenroad.com
clarenmo@clarenroad.com
Kozinn@clarenroad.com

If to any other Person who is then a registered Holder:

To the address of such Holder as it appears in the applicable register for the Registrable Securities or such other address as may be designated in writing hereafter, in the same manner, by such Person.

(m)                             Legend Removal. Certificates (or electronic versions thereof to the extent the Shares are held in book-entry form) evidencing the Shares shall not contain any legend: (i) following any sale of the Shares pursuant to Rule 144 or any resale of the Shares pursuant to a registration statement (including the Registration Statement), (ii) following the six-month anniversary of the Closing Date if the Shares are eligible for sale under Rule 144 without volume or manner-of-sale restrictions and as of such date the Company is in compliance with the current public information required under Rule 144 as to the Shares, or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) (each such event being a “Legend Removal Qualification Event”). Upon request, the Company shall cause its counsel to issue a legal opinion to the Transfer Agent, if required by the Transfer Agent, promptly after a Legend Removal Qualification Event and the delivery to the Company or the Company’s counsel of any reasonable certifications requested by the Company or the Company’s counsel in connection with the issuance of such opinion to effect the removal of the legend hereunder with respect to any qualifying Shares. Following an applicable Legend Removal Qualification Event, the Company will no later than three (3) trading days following the delivery by a Holder to the Company or the Transfer Agent (with notice to the Company) of a legended certificate representing the Shares (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer) or an electronic version thereof (to the extent the Shares are held in book-entry form) and any reasonable certifications from the Holder requested by the Company or the Company’s counsel in order to effectuate a legend removal, deliver or cause to be delivered to such Holder a certificate representing such Shares that is free from all restrictive and other legends (or to the extent the Shares are held in book-entry form, effect the removal of restrictive and other legends on such Shares held by the Depository Trust Company). In addition, promptly upon request of a Holder, the Company shall cause its counsel to promptly, but in no event later than two (2) trading days after such request and the delivery to the Company or the Company’s counsel of any reasonable certifications requested by the Company or the Company’s counsel, issue a legal opinion to the Transfer Agent at any time after the six month anniversary of the Closing Date if required by the Transfer Agent to transfer any of the Shares, which legal opinion shall provide that a Holder may transfer any of the Shares free of restriction during the 10 trading days following the date of such legal opinion and that the transferee thereof shall receive the Shares free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Agreement. Certificates for Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company System as directed by such Holder if the Company is then a participant in such system.

(n)                                 Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior contracts or agreements with respect to the subject matter hereof and the matters addressed or governed hereby, whether oral or written.

[Remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

CLAREN ROAD CREDIT MASTER FUND, LTD.

By:
Name:
Title:

CLAREN ROAD CREDIT OPPORTUNITIES MASTER FUND, LTD.

By:
Name:
Title:

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

WARREN RESOURCES, INC.

By:
Name: Lance Peterson
Title: Interim Chief Executive Officer

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]